Exhibit 10.41

Execution Version

FIRST AMENDMENT TO THE LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO THE LOAN AND SECURITY AGREEMENT (this “First Amendment”) is entered into as of May 11, 2022, by NYDIG FUNDING LLC, a Delaware limited liability company (the “Lender”), and BULLISH GLOBAL, an exempted company incorporated in the Cayman Islands with limited liability (the “Borrower”).

W I T N E S S E T H:

WHEREAS, the Lender and Borrower, are parties to that certain Loan and Security Agreement, dated as of January 13, 2022 (the “Existing Loan Agreement”; the Existing Loan Agreement, as amended by this First Amendment and as may be further amended, restated, amended and restated, supplemented or modified from time to time, the “Loan Agreement”); unless otherwise defined herein, capitalized terms used herein (including in the preamble hereto) that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement; and

WHEREAS, the Lender and Borrower have agreed to amend certain provisions of the Loan Agreement to, among other things, extend the Maturity Date, subject to the satisfaction of the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1.    Amendments to the Existing Loan Agreement. Upon the First Amendment Effective Date (as defined below), the Existing Loan Agreement is hereby amended as follows:

(a)	The definition of “Interest Rate” is replaced in its entirety by the following:

“Interest Rate” means a per annum rate equal to [***].

(b)	The definition of “Maturity Date” is replaced in its entirety with the following:

“Maturity Date” means the earliest of: (a) December 30, 2022, and (b) the date upon which the Lender declares the Obligations, or the Obligations become, due and payable after the occurrence and during the continuation of an Event of Default in accordance with this Agreement.

(c)	The following definition is added to the Loan Agreement:

[***]

(d)	Section 4.2 “Mandatory Prepayment” is replaced in its entirety by the following:

4.2.	Mandatory Prepayment.

4.2.1

If, [***], the LTV Ratio is greater than [***] (a “Collateral Shortfall”), upon Lender’s written request by email to the address specified in Section 15 of this Agreement (which request shall include the amount of repayment or deposit (subject to adjustment pursuant to the final sentence of this paragraph, the “Cure Amount”) necessary to cure such Collateral Shortfall as set forth below), the Borrower shall have [***] following the Lender’s delivery of such written request (the “Cure Deadline”), to cause the LTV Ratio to be reduced to less than or equal to [***] by, in the Borrower’s discretion (i) depositing bitcoin (which for the avoidance of doubt shall be deemed to be deposited when confirmed by six (6) continuous blocks) or Dollars into the Collateral Account and/or (ii) repaying the Outstanding Principal Amount in full or in part. If the Borrower has failed to deposit and/or repay the Cure Amount by the Cure Deadline, then, at the Cure Deadline, a Collateral Default shall be deemed to exist at such time (a “Collateral Default”), in which case Lender shall, in accordance with the terms of this Agreement, be entitled to exercise any and all rights and remedies under Section 8 or applicable law; [***] [***].

Notwithstanding anything to the contrary in this Section, if the Borrower provides the Lender with reasonable evidence that any event outside the Borrower’s control prevents the Borrower from timely curing a Collateral Shortfall in accordance with this Section (including any (i) delay, processing time, failure, error by any custodian used by the Borrower (including, for the avoidance of doubt, the Custodian) or other disruption with respect to any custodian used by the Borrower or (ii) failure, downtime, disruption, delay, or malfunction of the Blockchain, the Bitcoin Network, or the underlying software protocols associated therewith which affects holders of bitcoin as a class), the Borrower shall have an additional [***] to cure.

4.2.2 If, [***] the LTV Ratio is less than or equal to [***] (a “Collateral Excess”), (a) the Lender shall notify the Borrower thereof in writing and (b) regardless of the receipt of such notice, the Borrower may, in its sole discretion, increase the LTV Ratio up to [***] by withdrawing bitcoin or Dollars from the Collateral Account, which after giving effect to such withdrawal would not increase the LTV Ratio above [***] (subject to adjustment pursuant to the final sentence of this paragraph, the “Return Amount”). The Lender shall promptly, and in any event within [***] (subject to adjustment pursuant to the proviso in this sentence, the “Return Deadline”), cause the transfer of such bitcoin or Dollars (free and clear of any claim, lien, encumbrance or security interest of any Person) to one or more accounts or Blockchain addresses specified by the Borrower, [***].

2.    Conditions. The effectiveness of this First Amendment is subject to the satisfaction of the following conditions precedent (the date on which such effectiveness occurs, the “First Amendment Effective Date”):

(a)    The Lender shall have received, in form and substance reasonably satisfactory to the Lender, a duly executed and delivered copy of this First Amendment by the Borrower and the Lender and such First Amendment shall be in full force and effect; and

(b)    The [***] as of the First Amendment Effective Date.

3.    Representations and Warranties. The Borrower hereby represents and warrants to the Lender as of the First Amendment Effective Date as follows:

(a)    The Borrower is duly incorporated, validly existing and in good standing under the laws of the Cayman Islands; (b) the Borrower has duly authorized, executed and delivered the First Amendment; and (c) this First Amendment constitutes a legally valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(b)    The execution, delivery and performance by the Borrower of this First Amendment, and the consummation by the Borrower of the transactions contemplated hereby: (i) have been duly authorized by all requisite action of the Borrower and have been duly executed and delivered by the Borrower, and (ii) do not violate (A) any material provisions of any applicable law, regulation or order of any governmental authority binding on the Borrower or (B) the constitutive documents of the Borrower, except, in the case of clauses (A) or (B) above, to the extent such violation would not be expected to cause a Material Adverse Effect;

(c)    Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be accurate in all material respects (without duplication of any materiality qualifier contained therein) before and after giving effect to this First Amendment and the transactions contemplated hereby (except for those representations and warranties explicitly made as of a specific date), the Borrower shall be in compliance in all material respects with all covenants, agreements and obligations under the Loan Documents; and

(d)    No Event of Default has occurred and is continuing or would result from the transactions contemplated to occur on the First Amendment Effective Date under this First Amendment.

4.    [***].

5.    No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lender reserves all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. On and after the First Amendment Effective Date, each reference to the “Loan Agreement”, “Loan Agreement” or like term in any other Loan Document shall mean and be a reference to the Loan Agreement as amended hereby. This First Amendment shall constitute a Loan Document.

6.    Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart. Signature by facsimile or electronic transmission shall bind the parties hereto. The words “execution,” “signed,” “signature,” and words of similar import in any Loan Document shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.) or any other similar state laws based on the Uniform Electronic Transactions Act.

7.    Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF, THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). THE BORROWER AND THE LENDER, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS FIRST AMENDMENT.

8.    Severability. The illegality or unenforceability of any provision of this First Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this First Amendment or any instrument or agreement required hereunder.

9.    Captions. The captions and headings of this First Amendment are for convenience of reference only and shall not affect the interpretation of this First Amendment.

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IN WITNESS WHEREOF, each of the undersigned has executed this First Amendment as of the date first written above.

LENDER

NYDIG FUNDING LLC

By:	[***]
Name: [***]
Title: [***]

BORROWER:

BULLISH GLOBAL

By:	[***]
Name: [***]
Title: [***]